Exhibit (d)(3)(A)(i)

AMENDED SCHEDULE A

to the

EXPENSE LIMITATION AGREEMENT VOYA FUNDS (CLASS-LEVEL EXPENSES)

OPERATING EXPENSE LIMIT

__________________

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA INTERMEDIATE BOND PORTFOLIO

			Maximum Operating Expense Limit
			(as a percentage of average net assets)
Name of Fund	Effective Date	Termination		Share Classes
		Date
			Adviser	I	S	S2

Voya	May 1, 2026	May 1, 2027	1.03%	0.53%	0.78%	0.93%
Intermediate

Bond Portfolio
		FYE: DECEMBER 31
		__________________
		REGISTRANT: VOYA INVESTORS TRUST

				Maximum Operating Expense Limit
				(as a percentage of average net assets)
Name of Fund	Effective Date	Termination			Share Classes
		Date
			Adviser	Institutional	R6	Service	Service 2

Voya Balanced	May 1, 2026	May 1, 2027	1.19%	0.59%	N/A	0.84%	0.99%
Income

Portfolio
Voya Inflation	May 1, 2026	May 1, 2027	1.19%	0.59%	N/A	0.84%	N/A
Protected Bond

Plus Portfolio
(formerly, VY®
BlackRock
Inflation
Protected Bond
Portfolio)
Voya Large	May 1, 2026	May 1, 2027	1.17%	0.67%	0.67%	0.92%	1.07%
Cap Growth

Portfolio
VY® CBRE	May 1, 2026	May 1, 2028	1.50%	0.90%	N/A	1.15%	1.30%
Global Real

Estate Portfolio
VY® Columbia	May 1, 2026	May 1, 2028	1.34%	0.74%	N/A	0.99%	1.14%
Real Estate

Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.79%	1.19%	N/A	1.44%	1.59%
Emerging

Markets Equity
Portfolio
			Maximum Operating Expense Limit
Name of		Termination	(as a percentage of average net assets)
	Effective Date			Share Classes
Fund1		Date

			ADV	I

Voya	January 1,	May 1, 2027	1.07%	0.68%
Retirement	2026
Aggressive
Portfolio
(formerly,
Voya
Retirement
Growth
Portfolio)
Voya	May 1, 2026	May 1, 2027	0.92%	0.67%
Retirement
Conservative
Portfolio
Voya	January 1,	May 1, 2027	1.00%	0.66%
Retirement	2026
Moderate
Portfolio
Voya	January 1,	May 1, 2027	1.04%	0.65%
Retirement	2026
Moderately
Aggressive
Portfolio
(formerly,
Voya
Retirement
Moderate
Growth
Portfolio)

1The operating expense limits set out above apply at the Fund Level and include expenses of the underlying investment companies in which the Portfolios invest.

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA PARTNERS, INC.

			Maximum Operating Expense Limit
			(as a percentage of average net assets)
Name of Fund	Effective Date	Termination Date
					Share Classes

			Adviser	Initial	R6	Service	Service 2

Voya Global Bond	May 1, 2026	May 1, 2027	1.17%	0.67%	N/A	0.92%	N/A

Portfolio
Voya Global	May 1, 2026	May 1, 2027	1.30%	0.80%	N/A	1.05%	1.20%

Insights Portfolio
Voya International	May 1, 2026	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%

High Dividend Low
Volatility Portfolio
VY® American	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%

Century Small-Mid
Cap Value Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.20%	0.70%	N/A	0.95%	N/A

Contrarian
Portfolio
VY® Columbia	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%

Small Cap Value
and Inflection
Portfolio (formerly,
VY® Columbia
Small Cap Value II
Portfolio)
VY® Invesco	May 1, 2026	May 1, 2027	1.22%	0.72%	N/A	0.97%	N/A

Comstock Portfolio

VY® Invesco	May 1, 2026	May 1, 2027	1.14%	0.64%	N/A	0.89%	1.04%

Equity and Income
Portfolio
VY® JPMorgan	May 1, 2026	May 1, 2027	1.35%	0.85%	N/A	1.10%	1.25%

Mid Cap Value
Portfolio
					Maximum Operating Expense Limit
					(as a percentage of average net assets)
Name of Fund		Effective Date	Termination Date
						Share Classes

				Adviser	Initial	R6	Service	Service 2

VY® T. Rowe Price		May 1, 2026	May 1, 2027	1.30%	0.80%	0.80%	1.05%	1.20%

Diversified Mid
Cap Growth
Portfolio

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya Index	May 1, 2026	May 1, 2027	0.56%	0.06%	N/A	0.31%	0.46%	0.00%

Solution
2030
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.55%	0.05%	N/A	0.30%	0.45%	0.00%

Solution
2035
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.58%	0.08%	N/A	0.33%	0.48%	0.00%

Solution
2040
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.56%	0.06%	N/A	0.31%	0.46%	0.00%

Solution
2045
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.59%	0.09%	N/A	0.34%	0.49%	0.00%

Solution
2050
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.59%	0.09%	N/A	0.34%	0.49%	0.00%

Solution
2055
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.57%	0.07%	N/A	0.32%	0.47%	0.00%

Solution
2060
Portfolio
				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya Index	May 1, 2026	May 1, 2027	0.58%	0.08%	N/A	0.33%	0.48%	0.00%

Solution
2065
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.58%	0.08%	N/A	0.33%	0.48%	0.00%

Solution
2070
Portfolio
Voya Index	May 1, 2026	May 1, 2027	0.54%	0.04%	N/A	0.29%	0.44%	0.00%

Solution
Income
Portfolio
Voya	May 1, 2026	May 1, 2027	1.22%	0.72%	N/A	0.97%	1.12%	N/A

Solution
2030
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A

Solution
2035
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.23%	0.73%	N/A	0.98%	1.13%	N/A

Solution
2040
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.25%	0.75%	N/A	1.00%	1.15%	N/A

Solution
2045
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.26%	0.76%	N/A	1.01%	1.16%	N/A

Solution
2050
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A

Solution
2055
Portfolio2

2The maximum operating expense limit includes acquired fund fees and expenses.

				Maximum Operating Expense Limit
Name of	Effective	Termination		(as a percentage of average net assets)
					Share Classes
Fund	Date	Date
			Adviser	Initial	R6	Service	Service 2	Z

Voya	May 1, 2026	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A

Solution
2060
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A

Solution
2065
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.28%	0.78%	N/A	1.03%	1.18%	N/A

Solution
2070
Portfolio2
Voya	May 1, 2026	May 1, 2028	1.27%	0.77%	0.77%	1.02%	1.17%	N/A

Solution
Aggressive
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.25%	0.75%	0.75%	1.00%	1.15%	N/A

Solution
Balanced
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.16%	0.66%	0.66%	0.91%	1.06%	N/A

Solution
Conservative
Portfolio2
Voya	May 1, 2026	May 1, 2027	1.18%	0.68%	N/A	0.93%	1.08%	N/A

Solution
Income
Portfolio2
Voya	January 1,	May 1, 2028	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
	2026
Solution

Moderately
Aggressive
Portfolio2
Effective Date:	May 1, 2026, to add the Index Solution Suite, change fees in connection with the removal
	of Sub-TA Caps for the Index Solution Suite, and change the name of VY® Columbia
	Small Cap Value II Portfolio to VY® Columbia Small Cap Value and Inflection
	Portfolio.
			FYE: DECEMBER 31
			__________________
		REGISTRANT: VOYA VARIABLE FUNDS

				Maximum Operating Expense Limit
				(as a percentage of average net assets)
Name of	Effective	Termination			Share Classes
Fund	Date	Date

			Adviser	I	S	S2

Voya	May 1,	May 1, 2027	1.27%	0.67%	0.92%	1.07%
Growth and	2026
Income
Portfolio

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PORTFOLIOS, INC.

				Maximum Operating Expense Limit
		Termination		(as a percentage of average net assets)
Name of Fund	Effective Date
		Date			Share Classes

			Adviser	I	R6	S	S2

Voya Global	May 1, 2026	May 1, 2027	1.10%	0.60%	N/A	0.85%	1.00%
High Dividend
Low Volatility
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	1.05%	0.55%	N/A	0.80%	N/A
LargeCap
Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
MidCap Portfolio
Voya Index Plus	May 1, 2026	May 1, 2027	N/A	0.60%	N/A	0.85%	N/A
SmallCap
Portfolio
Voya	May 1, 2026	May 1, 2027	0.95%	0.45%	N/A	0.70%	0.85%
International
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap
Growth Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Large Cap Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	N/A
Large Cap Value
Index Portfolio
Voya Russell™	May 1, 2026	May 1, 2028	N/A	0.40%	N/A	0.65%	0.80%
Mid Cap Growth
Index Portfolio

Voya Russell™	May 1, 2026	May 1, 2028	0.90%	0.40%	N/A	0.65%	0.80%
Mid Cap Index
Portfolio
Voya Russell™	May 1, 2026	May 1, 2027	0.93%	0.43%	N/A	0.68%	0.83%
Small Cap Index
Portfolio
Voya Small	May 1, 2026	May 1, 2027	1.36%	0.86%	0.86%	1.11%	N/A
Company
Portfolio
Maximum Operating Expense Limit
		Termination		(as a percentage of average net assets)
Name of Fund	Effective Date
		Date			Share Classes

			Adviser	I	R6	S	S2

Voya U.S. Bond	May 1, 2026	May 1, 2027	0.86%	0.36%	N/A	0.61%	0.76%
Index Portfolio

FYE: DECEMBER 31

__________________

REGISTRANT: VOYA VARIABLE PRODUCTS TRUST

				Maximum Operating Expense Limit
		Termination		(as a percentage of average net assets)
Name of Fund	Effective Date
		Date			Share Classes

			Adviser	I	R6	S	S2

Voya MidCap	May 1, 2026	May 1, 2027	1.32%	0.82%	0.82%	1.07%	1.22%
Opportunities
Portfolio
Voya SmallCap	May 1, 2026	May 1, 2027	1.42%	0.92%	0.92%	1.17%	1.32%
Opportunities
Portfolio